Exhibit 99.2
Thursday 28 July 2022 SECOND QUARTER 2022 RESULTS Ali Dibadj Chief Executive Officer Roger Thompson Chief Financial Officer

2 CEO FIRST IMPRESSIONS ▪ Very talented people who want to win ▪ Research, security selection, portfolio management powerhouse ▪ Strong client focus and loyal clients ▪ Global, forward - thinking corporate functions and infrastructure ▪ Strong financial position Believe in Janus Henderson There is a lot to like… …and much work to do

Q2 2022 RESULTS

- Long-term investment performance remains solid
- AUM decreased 17% due to markets, FX, and net outflows
- US GAAP diluted EPS of US$0.56 and adjusted diluted EPS of US$0.63
- Declared US$0.39 per share dividend and completed US$56m of share buybacks

Key metrics – Q2 2022 vs Q1 2022

	Q2 2022	Q1 2022
3-year investment outperformance[1]	60%	62%
Net flows[2]	US$(7.8)bn	US$(6.2)bn
Total AUM	US$299.7bn	US$361.0bn
US GAAP diluted EPS	US$0.56	US$0.47
Adjusted diluted EPS[3]	US$0.63	US$0.75
Dividend per share	US$0.39	US$0.39

[1] Represents percentage of AUM outperforming the relevant benchmark. Full performance disclosures detailed in the appendix on slide 26.
[2] Net flows across all time periods exclude Intech, the sale of which was completed 31 March 2022.
[3] See adjusted financial measures reconciliation on slides 32 and 33 for additional information.

Janus Henderson GROUP PLC
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4 Note: Full performance disclosures detailed in the appendix on slides 26 and 27. The top two Morningstar quartiles represent funds in the top half of their category based on total return. The top quartile r ep resents those in the top 25%. Refer to slide 27 for the percent of funds in the top 2 quartiles for all periods and description and quantity of funds included in the analysi s; refer to slides 28 to 30 for distribution across first and second quartiles. Past performance is no guarantee of future results. INVESTMENT PERFORMANCE % of mutual fund AUM in top 2 Morningstar quartiles As at 30 Jun 22 % of AUM outperforming benchmark As at 30 Jun 22 ▪ Top Morningstar quartile mutual fund AUM of 37% and 51% on a 3 - and 5 - year basis, respectively, as at 30 June 2022 Long - term investment performance remains solid Capability 1 - year 3 - year 5 - year 10 - year Equities 56% 52% 71% 88% Fixed Income 45% 68% 81% 84% Multi - Asset 98% 95% 92% 96% Alternatives 62% 95% 70% 100% Total 63% 64% 76% 90% Capability 1 - year 3 - year 5 - year 10 - year Equities 41% 43% 47% 63% Fixed Income 45% 79% 93% 99% Multi - Asset 93% 95% 95% 99% Alternatives 31% 100% 100% 100% Total 50% 60% 65% 76%

5 17.5 14.5 22.9 20.5 18.2 15.9 19.2 17.7 16.4 (21.8) (17.3) (20.6) (21.7) (19.4) (16.7) (20.2) (23.9) (24.2) (4.3) (2.8) 2.3 (1.2) (1.2) (0.8) (1.0) (6.2) (7.8) Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q2 2020 to Q2 2022 total flows (US$bn) Redemptions Sales Net sales / (redemptions) 27% 19% 29% 23% 20% 16% 20% 18% 18% Annualised gross sales ² Annualised gross redemptions ² QUARTERLY FLOWS 1 Increased net outflows reflect ongoing significant market headwinds and underperformance in key strategies (34%) (23%) (26%) (24%) (21%) (17%) (21%) (25%) (27%) 1 Net flows across all time periods exclude Intech, the sale of which was completed 31 March 2022. 2 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM.

6 4.0 2.4 4.2 3.1 6.5 (4.7) (3.9) (4.3) (6.8) (7.7) (0.6) (1.5) (0.1) (3.6) (1.2) Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 13.5 12.8 14.0 14.0 9.5 (13.3) (11.6) (14.1) (15.6) (15.2) 0.1 1.2 (0.1) (1.7) (5.7) Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 0.7 0.7 1.0 0.6 0.4 (1.4) (1.2) (1.7) (1.5) (1.3) (0.7) (0.6) (0.8) (0.9) (0.9) Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Intermediary (US$bn) FLOWS BY CLIENT TYPE 1 Redemptions Sales Net sales / (redemptions) Institutional (US$bn) 18% 10% 19% 14% 32% 28% 25% 27% 27% 19% 4% 3% 4% 3% 2% (21%) (17%) (19%) (30%) (38%) (28%) (22%) (27%) (30%) (31%) (7%) (6%) (8%) (7%) (7%) Annualised gross redemptions ² Annualised gross sales ² Self - Directed (US$bn) Decline in Intermediary net flows driven by global slowdown in gross sales Note: Numbers may not cast due to rounding. 1 Net flows across all time periods exclude Intech, the sale of which was completed 31 March 2022. 2 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM.

7 5.5 4.9 1.6 4.4 (11.3) (8.2) (2.5) (2.2) (5.8) (3.3) (0.9) 2.2 Equities Fixed Income Multi-Asset Alternatives Annualised gross sales¹ Redemptions Sales Net sales / (redemptions) 10% 26% 12% 169% Annualised gross redemptions¹ (20%) (44%) (18%) (85%) Q2 2022 flows by capability (US$bn) 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. Net outflows in Equities, Fixed Income, and Multi - Asset partially offset by US$3.7bn Institutional funding in Alternatives FLOWS BY CAPABILITY

8 US GAAP FINANCIAL RESULTS (US$m, except per share data or as noted) Q2 2022 Q1 2022 Change Q2 2022 vs Q1 2022 Q2 2021 Change Q2 2022 vs Q2 2021 Revenue Management fees 453.6 514.0 (12%) 544.1 (17%) Performance fees (3.4) (8.4) 60% 77.4 nm Shareowner servicing fees 56.3 62.4 (10%) 64.0 (12%) Other revenue 49.0 52.0 (6%) 52.9 (7%) Total revenue 555.5 620.0 (10%) 738.4 (25%) Operating expenses Employee compensation and benefits 145.0 164.6 (12%) 192.4 (25%) Long-term incentive plans 40.7 51.4 (21%) 49.8 (18%) Distribution expenses 127.8 141.8 (10%) 134.8 (5%) Investment administration 10.3 14.8 (30%) 13.1 (21%) Marketing 7.8 7.4 5% 6.7 16% General, administrative and occupancy 72.3 73.1 (1%) 65.7 10% Impairment of goodwill and intangible assets – 32.8 nm 40.8 nm Depreciation and amortisation 7.7 9.5 (19%) 10.1 (24%) Total operating expenses 411.6 495.4 (17%) 513.4 (20%) Operating income 143.9 124.6 15% 225.0 (36%) Operating Margin 25.9% 20.1% 5.8ppt 30.5% (4.6ppt) Diluted earnings per share (in US$) 0.56 0.47 19% 0.79 (29%) Note: See US GAAP Statement of Income on slide 31.

ADJUSTED FINANCIAL RESULTS

(US$m, except per share data or as noted)	Q2 2022	Q1 2022	Change Q2 2022 vs Q1 2022	Q2 2021	Change Q2 2022 vs Q2 2021
Revenue					
Management fees	402.7	457.0	(12%)	494.5	(19%)
Performance fees	(3.4)	(8.4)	60%	77.4	nm
Shareowner servicing fees	9.4	10.2	(8%)	10.9	(14%)
Other revenue	19.0	19.4	(2%)	20.8	(9%)
Total adjusted revenue	**427.7**	**478.2**	**(11%)**	**603.6**	**(29%)**
Operating expenses					
Employee compensation and benefits	145.0	164.6	(12%)	192.4	(25%)
Long-term incentive plans	37.1	38.4	(3%)	49.9	(26%)
Investment administration	10.3	14.8	(30%)	13.1	(21%)
Marketing	7.8	7.4	5%	6.7	16%
General, administrative and occupancy	71.2	66.6	7%	64.0	11%
Depreciation and amortisation	7.0	7.6	(8%)	8.2	(15%)
Total adjusted operating expenses	**278.4**	**299.4**	**(7%)**	**334.3**	**(17%)**
Adjusted operating income	**149.3**	**178.8**	**(16%)**	**269.3**	**(45%)**
Adjusted operating margin	**34.9%**	**37.4%**	**(2.5ppt)**	**44.6%**	**(9.7ppt)**
Adjusted diluted EPS (US$)	**0.63**	**0.75**	**(16%)**	**1.16**	**(46%)**
Adjusted compensation ratio	**42.6%**	**42.5%**	**0.1ppt**	**40.1%**	**2.5ppt**
Average AUM (US$bn)	**328.5**	**396.7**	**(17%)**	**420.8**	**(22%)**
Average net[1] mgmt fee margin (bps)	**49.2**	**49.4**	**(0.2)**	**50.5**	**(1.3)**

Note: See adjusted financial measures reconciliation on slides 32 and 33 for additional information.

[1] Net margin is based on management fees net of distribution expenses and excludes Intech. Including Intech, average net mgmt. fee margins for Q1 2022 and Q2 2021 were 46.8bps and 47.1bps, respectively.

Janus Henderson GROUP PLC

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10 Q2 2022 ADJUSTED FINANCIAL HIGHLIGHTS Adjusted Revenues ▪ Decline from Q1 2022 management fees driven primarily by lower average AUM ▪ At current investment performance, estimated aggregate performance fee range for full - year 2022 is US$(35)m to US$(45)m ▪ Decrease in average net management fee margin primarily due to asset mix shift Adjusted Expenses ▪ Lower operating expenses driven by lower compensation ▪ Revised full - year 2022 expense expectations ▪ Adjusted compensation ratio range of 44 - 45% ▪ Adjusted non - compensation annual growth in the low to mid - single digits ▪ Statutory tax rate of 23 - 25% Adjusted Operating Income ▪ Decline from Q1 2022 primarily due to lower average assets affecting both revenue and expenses

11 CAPITAL RESOURCES Strong liquidity position ▪ Cash and investment securities 1 totalled US$1,241m compared to outstanding debt of US$309m ▪ Decrease in investments primarily due to lower global markets ▪ Board declared a dividend of US$0.39 per share to be paid on 24 August to shareholders on record at the close of business on 8 August ▪ Repurchased 2.1m shares in Q2 2022 for US$56m 782.0 847.6 510.3 393.2 1,292.3 1,240.8 309.7 308.9 Cash and investments Debt Cash and investments Debt Balance sheet profile – carrying value 31 Mar 22 vs. 30 Jun 22 (US$m) Investment securities¹ Cash and cash equivalents¹ 2025 maturity 30 Jun 22 31 Mar 22 1 Cash and cash equivalents exclude cash associated with consolidated VIEs and VREs, and investment securities exclude non - control ling interests.

12 INITIAL OBSERVATIONS ▪ Brand and investment performance remain good…both could be better, and we are not garnering our fair share of clients ▪ The merger created a global company…AUM and TSR levels are roughly back to 2017 levels, while peers have outpaced us ▪ Good culture/people foundation exists…we need more collaboration, accountability, and urgency There is a lot to like…and much work to do

13 EARLY STRATEGIC FRAMEWORK IS EMERGING Protect & Grow o ur core businesses Amplify strengths not fully leveraged Diversify where we have the right to win

EARLY STRATEGIC FRAMEWORK IS EMERGING

Protect & Grow
our core businesses

Amplify
strengths not fully leveraged

Diversify
where we have the right to win

- Janus Henderson US mutual fund sales are <1% of industry gross sales…

Estimated 2021 Active US Mutual Fund Industry Gross Sales



2021e
Total Gross Sales
~US$3.5tn
Janus Henderson GROUP PLC
US$25bn

- …and we have good performing but smaller strategies that could take market share

Illustrative Example

Largest Competitor

Morningstar Percentile	
3-yr	*5-yr*
67	59



Category
AUM
~US$700bn
US$69bn
10%
US$3bn
<1%

Janus Henderson Strategy

Morningstar Percentile	
3-yr	*5-yr*
11	21

Sources: ICI, ISS Market Intelligence Simfund, Company analysis, Morningstar data. © 2022 Morningstar, Inc.

Janus Henderson GROUP PLC

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15 EARLY STRATEGIC FRAMEWORK IS EMERGING ▪ Select examples include: ▪ AAA and BBB CLO ETFs ▪ Biotech hedge fund ▪ Portfolio Construction Strategy ▪ Extended Multi - Strategy hedge fund and Global Sustainable Equity globally Our research, portfolio management, and client service strengths can be amplified with adjacent products, channels, geographies, and vehicles Protect & Grow our core businesses Diversify where we have the right to win Amplify strengths not fully leveraged

16 EARLY STRATEGIC FRAMEWORK IS EMERGING We have significant white spaces in asset management where we can have the right to win Investment Teams / Capabilities Equities Fixed Income Alternatives Allocation Distribution Channels, Regions, and Products Retail Product Vehicle (Wrapper) Institutional Region Janus Henderson presence: Strong Partial Absent Diversify where we have the right to win Protect & Grow our core businesses Amplify strengths not fully leveraged Recent inorganic addition of an EM Debt team to fill a product gap

17 WRAP UP ▪ We are starting from a good foundation, but we expect to enter a transition period ▪ We are in the process of selectively upgrading our leadership team ▪ Strategic investment will be made in the business ▪ We will improve how we work and collaboration across the Company ▪ We are developing a strategic plan and a framework ▪ Protect and grow our core businesses ▪ Amplify strengths not fully leveraged ▪ Diversify where we have the right to win ▪ We believe that Janus Henderson can and will win again over time – delivering consistent organic growth with attractive operating margins

Q&A

APPENDIX

20 ASSETS UNDER MANAGEMENT AUM as at 30 Jun 2022: US$299.7bn 59% 22% 15% 4% Equities Fixed Income Multi-Asset Alternatives 55% 23% 22% Intermediary Institutional Self-Directed 57% 32% 11% North America EMEA & LatAm Asia Pacific By client type By capability By client location US$177.0bn US$64.5bn US$46.5bn US$11.7bn US$165.0bn US$69.8bn US$64.9bn US$171.8bn US$95.9bn US$32.0bn

21 INVESTMENT MANAGEMENT CAPABILITIES Diversified product range Equities US$177.0bn AUM 30 Jun 22 US$299.7bn Fixed Income US$64.5bn Multi - Asset US$46.5bn Self - Directed Intermediary Intermediary Institutional Institutional Alternatives US$11.7bn Intermediary Equities ▪ Wide range of equity strategies encompassing different geographic focuses and investment styles Fixed Income ▪ Innovative and differentiated techniques designed to support clients as they navigate each unique economic cycle Multi - Asset ▪ Provides a range of diversified core investment solutions with the aim of delivering attractive returns over the long term with lower levels of volatility Alternatives ▪ Investment solutions aimed at delivering specific outcomes tailored to meet the needs and constraints of clients

22 Capability Strategy AUM (US$bn) 30 Jun 22 US Mid Cap Growth 22.5 US Concentrated Growth 20.9 US Research Growth Equity 15.5 Global Life Sciences 11.7 US SMID Cap Growth 8.1 Absolute Return Income 8.8 Global Strategic Fixed Income 8.2 Australian Fixed Income 6.3 Sterling Buy & Maintain Credit 5.3 Core Plus Fixed Income 5.3 Balanced 40.5 UK Cautious Managed 1.1 Adaptive Portable Alpha 0.7 Protective Life Dynamic Allocation Series - Moderate 0.5 Global Adaptive Capital Appreciation 0.4 Absolute Return Equity 4.3 Global Commodities Enhanced Index 3.8 Multi Strategy 1.4 Europe Large Cap Long/Short 0.5 Concentrated Pan Europe Equity 0.4 Total 166.2 Equity Fixed Income Multi-Asset Alternatives LARGEST STRATEGIES BY CAPABILITY Note: Numbers may not cast due to rounding.

23 8.6 7.5 8.1 8.5 5.5 (10.5) (10.1) (11.3) (12.3) (11.3) (1.9) (2.6) (3.2) (3.8) (5.8) Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Equities (US$bn) 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. QUARTERLY FLOWS BY CAPABILITY Equities and Fixed Income 5.9 4.7 5.6 6.0 4.9 (6.0) (4.0) (5.5) (6.0) (8.2) (0.1) 0.7 0.1 - (3.3) Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 (19%) (17%) (19%) (20%) (20%) Redemptions Sales Net sales / (redemptions) Annualised gross redemptions¹ 15% 12% 14% 14% 10% 30% 23% 28% 31% 26% (31%) (19%) (28%) (31%) (44%) Fixed Income (US$bn) Annualised gross sales¹

24 2.4 2.6 4.3 2.3 1.6 (1.9) (1.8) (2.2) (4.5) (2.5) 0.5 0.8 2.1 (2.2) (0.9) Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Multi - Asset (US$bn) 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. QUARTERLY FLOWS BY CAPABILITY Multi - Asset and Alternatives 1.3 1.1 1.2 0.9 4.4 (1.0) (0.8) (1.2) (1.1) (2.2) 0.3 0.3 - (0.2) 2.2 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 (15%) (14%) (16%) (31%) (18%) Redemptions Sales Net sales / (redemptions) Annualised gross redemptions¹ 20% 20% 31% 16% 12% 52% 42% 44% 36% 169% (39%) (30%) (43%) (42%) (85%) Alternatives (US$bn) Annualised gross sales¹

25 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Equities Fixed Income Multi-Asset Alternatives Q2 2020 to Q2 2022 total net flows by capability (US$bn) NET FLOWS BY CAPABILITY ¹ (4.3) (2.8) 2.3 (1.2) (1.2) (0.8) (1.0) (6.2) (7.8) 1 Net flows across all time periods exclude Intech, the sale of which was completed 31 March 2022.

INVESTMENT PERFORMANCE

% of AUM outperforming benchmark

	Q3 2021				Q4 2021				Q1 2022				Q2 2022			
Capability	1yr	3yr	5yr	10yr	1yr	3yr	5yr	10yr	1yr	3yr	5yr	10yr	1yr	3yr	5yr	10yr
Equities	64%	56%	60%	84%	39%	37%	68%	81%	32%	44%	61%	76%	41%	43%	47%	63%
Fixed Income	98%	96%	96%	99%	91%	96%	96%	98%	68%	97%	96%	99%	45%	79%	93%	99%
Multi-Asset	99%	97%	97%	97%	99%	96%	96%	97%	95%	96%	96%	99%	93%	95%	95%	99%
Alternatives	94%	97%	100%	100%	91%	100%	100%	100%	92%	100%	100%	100%	31%	100%	100%	100%
Total	76%	70%	73%	88%	58%	58%	78%	86%	50%	62%	74%	83%	50%	60%	65%	76%

Note: Outperformance is measured based on composite performance gross of fees vs primary benchmark, except where a strategy has no benchmark index or corresponding composite in which case the most relevant metric is used: (1) composite gross of fees vs zero for absolute return strategies, (2) fund net of fees vs primary index or (3) fund net of fees vs Morningstar peer group average or median.

Non-discretionary and separately managed account assets are included with a corresponding composite where applicable.

Cash management vehicles, ETF-enhanced beta strategies, Managed CDOs, Private Equity funds and custom non-discretionary accounts with no corresponding composite are excluded from the analysis.

Excluded assets represent 5% of AUM across all time periods. Capabilities defined by Janus Henderson.

Performance across all time periods excludes Intech, the sale of which was completed 31 March 2022.

Janus Henderson
GROUP PLC
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INVESTMENT PERFORMANCE

% of mutual fund AUM in top 2 Morningstar quartiles

	Q3 2021				Q4 2021				Q1 2022				Q2 2022			
Capability	**1yr**	**3yr**	**5yr**	**10yr**	**1yr**	**3yr**	**5yr**	**10yr**	**1yr**	**3yr**	**5yr**	**10yr**	**1yr**	**3yr**	**5yr**	**10yr**
Equities	47%	47%	49%	68%	54%	51%	52%	86%	53%	52%	68%	86%	56%	52%	71%	88%
Fixed Income	84%	77%	73%	69%	64%	81%	75%	70%	47%	85%	83%	83%	45%	68%	81%	84%
Multi-Asset	20%	92%	92%	94%	95%	93%	93%	94%	97%	92%	92%	99%	98%	95%	92%	96%
Alternatives	27%	70%	74%	98%	50%	34%	100%	100%	62%	30%	75%	100%	62%	95%	70%	100%
Total	47%	60%	60%	73%	63%	61%	64%	86%	61%	63%	75%	89%	63%	64%	76%	90%

Note: Includes Janus Investment Fund, Janus Aspen Series and Clayton Street Trust (US Trusts), Janus Henderson Capital Funds (Dublin based), Dublin and UK OEIC and Investment Trusts, Luxembourg SICAVs and Australian Managed Investment Schemes.

The top two Morningstar quartiles represent funds in the top half of their category based on total return. For the 1-, 3-, 5- and 10-year periods ending 30 June 2022, 55%, 54%, 57% and 69% of the 186, 179, 174 and 148 total mutual funds, respectively, were in the top 2 Morningstar quartiles.

Analysis based on 'primary' share class (Class I Shares, Institutional Shares or share class with longest history for US Trusts; Class A Shares or share class with longest history for Dublin based; primary share class as defined by Morningstar for other funds). Performance may vary by share class. Rankings may be based, in part, on the performance of a predecessor fund or share class and are calculated by Morningstar using a methodology that differs from that used by Janus Henderson. Methodology differences may have a material effect on the return and therefore the ranking. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

ETFs and funds not ranked by Morningstar are excluded from the analysis. Capabilities defined by Janus Henderson. © 2022 Morningstar, Inc. All Rights Reserved.

Performance across all time periods excludes Intech, the sale of which was completed 31 March 2022.

Janus Henderson GROUP PLC
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28 INVESTMENT PERFORMANCE % of mutual fund AUM in top 2 Morningstar quartiles (continued) Group 17 24 38 22 47 44 45 37 46 45 46 51 49 60 56 60 30 38 23 41 13 17 19 27 14 19 29 26 25 26 33 30 47 63 61 63 60 61 63 64 60 64 75 76 73 86 89 90 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2021 Q4 2021 Q1 2022 Q2 2022 1 - year 3 - year 5 - year 10 - year Note: Full performance disclosures detailed on slide 27. Numbers may not cast due to rounding. Performance across all time periods excludes Intech, the sale of which was completed 31 March 2022. 2 nd quartile 1 st quartile

29 INVESTMENT PERFORMANCE % of mutual fund AUM in top 2 Morningstar quartiles (continued) 2 nd quartile 1 st quartile 25 21 21 14 70 61 40 35 56 55 60 57 48 46 29 42 59 43 25 32 7 19 45 34 17 21 24 24 21 23 54 42 84 64 47 45 77 81 85 68 73 75 83 81 69 70 83 84 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2021 Q4 2021 Q1 2022 Q2 2022 1 - year 3 - year 5 - year 10 - year Note: Full performance disclosures detailed on slide 27. Numbers may not cast due to rounding. Fixed Income Equities 19 8 28 30 32 30 33 23 31 29 30 37 37 52 49 51 28 46 25 26 15 21 19 30 17 23 38 34 31 34 37 37 47 54 53 56 47 51 52 52 49 52 68 71 68 86 86 88 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2021 Q4 2021 Q1 2022 Q2 2022 1 - year 3 - year 5 - year 10 - year

30 14 2 6 16 24 8 25 7 65 64 61 56 66 71 71 89 13 48 56 46 46 26 4 88 9 36 15 15 32 29 29 11 27 50 62 62 70 34 30 95 74 100 75 70 98 100 100 100 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2021 Q4 2021 Q1 2022 Q2 2022 INVESTMENT PERFORMANCE % of mutual fund AUM in top 2 Morningstar quartiles (continued) Alternatives 2 nd quartile 1 st quartile 1 - year 3 - year 5 - year 10 - year Note: Full performance disclosures detailed on slide 27. Numbers may not cast due to rounding. Multi - Asset 4 92 91 2 92 92 91 91 91 92 92 91 93 94 94 94 16 4 5 96 1 1 1 4 1 1 1 1 1 1 5 2 20 95 97 98 92 93 92 95 92 93 92 92 94 94 99 96 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2021 Q4 2021 Q1 2022 Q2 2022 1 - year 3 - year 5 - year 10 - year

31 US GAAP: STATEMENT OF INCOME (US$m, except per share data or as noted) 30 Jun 22 31 Mar 22 30 Jun 21 Revenue Management fees 453.6 514.0 544.1 Performance fees (3.4) (8.4) 77.4 Shareowner servicing fees 56.3 62.4 64.0 Other revenue 49.0 52.0 52.9 Total revenue 555.5 620.0 738.4 Operating expenses Employee compensation and benefits 145.0 164.6 192.4 Long-term incentive plans 40.7 51.4 49.8 Distribution expenses 127.8 141.8 134.8 Investment administration 10.3 14.8 13.1 Marketing 7.8 7.4 6.7 General, administrative and occupancy 72.3 73.1 65.7 Impairment of goodwill and intangible assets – 32.8 40.8 Depreciation and amortisation 7.7 9.5 10.1 Total operating expenses 411.6 495.4 513.4 Operating income 143.9 124.6 225.0 Interest expense (3.2) (3.2) (3.2) Investment gains (losses), net (109.4) (32.2) 1.8 Other non-operating expenses, net (1.7) (7.8) (2.7) Income before taxes 29.6 81.4 220.9 Income tax provision (36.7) (22.8) (79.7) Net income (loss) (7.1) 58.6 141.2 Net loss (income) attributable to noncontrolling interests 101.0 20.1 (3.9) Net income attributable to JHG 93.9 78.7 137.3 Less: allocation of earnings to participating stock-based awards (2.9) (2.0) (3.9) Net income attributable to JHG common shareholders 91.0 76.7 133.4 Diluted weighted-average shares outstanding (m) 162.2 164.5 168.1 Diluted earnings per share (in US$) 0.56 0.47 0.79 3 months ended

32 ALTERNATIVE PERFORMANCE MEASURES Reconciliation of adjusted financial measures Note: Reconciliation to be used in conjunction with slide 33. Footnotes included on slide 34. (US$m, except per share data) 30 Jun 22 31 Mar 22 30 Jun 21 Reconciliation of revenue to adjusted revenue Revenue 555.5 620.0 738.4 Management fees 1 (50.9) (57.0) (49.6) Shareowner servicing fees 1 (46.9) (52.2) (53.1) Other revenue 1 (30.0) (32.6) (32.1) Adjusted revenue 427.7 478.2 603.6 Reconciliation of operating expenses to adjusted operating expenses Operating expenses 411.6 495.4 513.4 Long-term incentive plans 2 (3.6) (13.0) 0.1 Distribution expenses 1 (127.8) (141.8) (134.8) General, administrative and occupancy 2 (1.1) (6.5) (1.7) Impairment of goodwill and intangible assets 3 – (32.8) (40.8) Depreciation and amortisation 3 (0.7) (1.9) (1.9) Adjusted operating expenses 278.4 299.4 334.3 3 months ended

33 ALTERNATIVE PERFORMANCE MEASURES Reconciliation of adjusted financial measures (continued) (US$m, except per share data) 30 Jun 22 31 Mar 22 30 Jun 21 Reconciliation of net income attributable to JHG to adjusted net income attributable to JHG Net income attributable to JHG 93.9 78.7 137.3 Long-term incentive plans 2 3.6 13.0 (0.1) General, administrative and occupancy 2 1.1 6.5 1.7 Impairment of goodwill and intangible assets 3 – 32.8 40.8 Depreciation and amortisation 3 0.7 1.9 1.9 Other non-operating income (expense), net 4 5.3 7.5 (1.7) Income tax benefit (provision) 5 0.3 (14.6) 20.6 Adjusted net income attributable to JHG 104.9 125.8 200.5 Diluted earnings per share (in US$) 0.56 0.47 0.79 Adjusted diluted earnings per share (in US$) 0.63 0.75 1.16 3 months ended Note: Reconciliation to be used in conjunction with slide 32. Footnotes included on slide 34.

34 ALTERNATIVE PERFORMANCE MEASURES Footnotes to reconciliation of adjusted financial measures 1 JHG contracts with third - party intermediaries to distribute and service certain of its investment products .. Fees for distribution and servicing related activities are either provided for separately in an investment product’s prospectus or are part of the management fee .. Under both arrangements, the fees are collected by JHG and passed through to third - party intermediaries who are responsible for performing the applicable services .. The majority of distribution and servicing fees collected by JHG are passed through to third - party intermediaries .. JHG management believes that the deduction of distribution and service fees from revenue in the computation of adjusted revenue reflects the pass - through nature of these revenues .. In certain arrangements, JHG performs the distribution and servicing activities and retains the applicable fees .. Revenues for distribution and servicing activities performed by JHG are not deducted from GAAP revenue .. 2 Adjustments for the three months ended 30 June 2022 consist primarily of long - term incentive plan expense acceleration related to the departure of certain employees and rent expense for subleased office space .. Adjustments for the three months ended 31 March 2022 consist primarily of long - term incentive plan expense associated with accelerated vesting of awards related to the retirement of our CEO and CIO, deal costs associated with the sale of Intech, and rent expense for subleased office space .. JHG management believes these costs are not representative of the ongoing operations of the Group .. 3 Investment management contracts have been identified as a separately identifiable intangible asset arising on the acquisition of subsidiaries and businesses .. Such contracts are recognised at the net present value of the expected future cash flows arising from the contracts at the date of acquisition .. For segregated mandate contracts, the intangible asset is amortised on a straight - line basis over the expected life of the contracts .. In addition, the adjustment for the three months ended 31 March 2022 includes an out - of - period incremental goodwill impairment charge, and the adjustment for the three months ended 30 June 2021 includes an impairment charge of certain mutual fund investment management agreements .. JHG management believes these non - cash and acquisition - related costs are not representative of the ongoing operations of the Group .. 4 Adjustments primarily represent contingent consideration adjustments associated with prior acquisitions .. In addition, the adjustment for the three months ended 30 June 2022 includes accumulated foreign currency translation expense related to liquidated JHG entities, and the adjustment for the three months ended 31 March 2022 includes a one - time charge related to the sale of Intech .. JHG management believes these costs are not representative of the ongoing operations of the Group .. 5 The tax impact of the adjustments is calculated based on the applicable US or foreign statutory tax rate as it relates to each adjustment .. Certain adjustments are either not taxable or not tax - deductible ..

35 CAPITAL MANAGEMENT Note: JHG purchases shares on market for the annual share grants associated with variable compensation, which is not included i n the above share repurchases. Numbers may not cast due to rounding. 1 Total shares outstanding reflect amounts disclosed on Forms 10 - Q or 10 - K for each respective quarter. 2 Cumulative decrease from commencement of buyback programme in Q3 2018. Continued commitment to return of capital Dividend paid / share (US$) 0.36 0.36 0.36 0.38 0.38 0.38 0.38 0.39 Shares repurchased (m) 2.4 1.0 8.1 0.0 1.8 1.5 1.3 2.1 Total shares outstanding 1 (m) 181.4 180.4 172.3 172.3 170.6 169.0 167.8 165.7 Cumulative decrease in shares 2 9.5% 10.0% 14.0% 14.0% 14.9% 15.6% 16.3% 17.3% Q3 2020 to Q2 2022 quarterly capital return (US$m) 65.8 64.8 61.7 64.8 64.5 64.3 65.5 50.2 27.4 230.2 75.0 66.9 43.3 55.6 116.0 92.2 291.9 65.0 139.8 131.4 107.6 121.1 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Dividends Share repurchases

36 PERFORMANCE FEES Note: Performance fees include prior quarter accrual true - ups. 1 AUM data present US mutual fund AUM subject to performance fees as at 30 June 2022. Janus Investment Funds and Janus Aspen Se rie s Portfolios are counted as distinct and separate funds. Q2 2022 (US$m) Q1 2022 (US$m) Q2 2021 (US$m) AUM generating Q2 2022 pfees (US$bn) # of funds generating Q2 2022 pfees Frequency Timing SICAVs 1.2 – 50.2 6.3 9 17 annually; 3 quarterly 17 at June; 3 on quarters UK OEICs and unit trusts 0.1 – 15.2 1.5 1 annually various Offshore absolute return and other funds 4.7 5.7 0.2 0.8 2 quarterly / annually various Segregated mandates (0.4) (0.1) 1.9 – – quarterly / annually various Investment trusts 6.4 – 12.7 0.8 1 annually various US mutual funds 1 (15.4) (14.0) (2.8) 46.0 15 monthly monthly Total (3.4) (8.4) 77.4 55.4 28

US MUTUAL FUNDS WITH PERFORMANCE FEES

Mutual funds with performance fees[1]	AUM 30 Jun 22 (US$m)	Benchmark	Base fee	Performance fee[2]	Performance cap/(floor) vs benchmark	Q2 2022 P&L impact (US$'000)
Forty Fund and Portfolio	15,253	Russell 1000® Growth Index	0.64%	± 15 bps	± 8.50%	(6,927)
Research Fund and Portfolio	15,000	Russell 1000® Growth Index	0.64%	± 15 bps	± 5.00%	(6,751)
Contrarian Fund	4,243	S&P 500® Index	0.64%	± 15 bps	± 7.00%	640
Global Research Fund and Portfolio	3,377	MSCI World Index℠	0.60%	± 15 bps	± 6.00%	(919)
Small Cap Value Fund	2,706	Russell 2000® Value Index	0.72%	± 15 bps	± 5.50%	(1,313)
Overseas Fund and Portfolio	2,329	MSCI All Country World ex-U.S. Index℠	0.64%	± 15 bps	± 7.00%	801
Mid Cap Value Fund and Portfolio	2,175	Russell Midcap® Value Index	0.64%	± 15 bps	± 4.00%	(1,092)
Global Real Estate Fund	734	FTSE EPRA / NAREIT Global Index	0.75%	± 15 bps	± 4.00%	252
Small-Mid Cap Value Fund[3]	90	Russell 2500™ Value Index	0.70%	± 15 bps	± 5.00%	(35)
Asia Equity Fund	20	MSCI All Country Asia ex-Japan Index℠	0.92%	± 15 bps	± 7.00%	(13)
Total	**45,927**					**(15,357)**

Note: Numbers may not cast due to rounding.

1 The funds listed have a performance-based investment advisory fee that adjusts up or down based on performance relative to a benchmark over 36-month rolling periods. Please see the funds' Statements of Additional Information for more details and benchmark information.

2 Adjustment of ± 15 bps assumes constant assets and could be higher or lower depending on asset fluctuations.

3 Until 1 August 2022, the Fund's performance during the portion of the performance measurement period prior to 1 August 2019 will be compared to the Fund's former benchmark, the Russell 3000® Value Index.

Janus Henderson GROUP PLC
37

38 LONG - TERM INCENTIVE COMPENSATION Note: Annual grants generally vest over three and four years. Assumed no forfeitures in future periods. Assumed no change in fut ure values related to market or currency, which would impact expense related to cash - based awards (MFSAs, DIP and DEP funds) and social security expense upon ve sting. 1 Includes retention and recruiting awards; other subsidiary grants and social security expense. Social security expense is est ima ted based on amount of existing awards expected to vest in that year. Estimated future long - term incentive compensation amortisation (US$ m) Amount remaining to expense 2022 2023 2024 2025 2026 2019 annual grant 2 2 – – – – 2020 annual grant 14 12 2 – – – 2021 annual grant 59 41 16 2 – – 2022 annual grant 180 92 60 25 3 – Other 1 51 13 18 11 6 3 Total long - term incentive compensation 306 160 96 38 9 3

39 CONTACTS Investor enquiries Melanie Horton Co - Head Investor Relations (Non - US) +44 (0)20 7818 2905 melanie.horton@janushenderson.com Jim Kurtz Co - Head Investor Relations (US) +1 303 336 4529 jim.kurtz@janushenderson.com Investor Relations investor.relations@janushenderson.com Media enquiries Stephen Sobey +44 (0)20 7818 2523 stephen.sobey@janushenderson.com Sarah Johnson +1 720 364 0708 sarah.johnson@janushenderson.com United Kingdom: Edelman Smithfield Latika Shah +44 (0)7950 671 948 latika.shah@edelmansmithfield.com Andrew Wilde +44 (0)7786 022 022 andrew.wilde@edelmansmithfield.com Asia Pacific: Honner Craig Morris +61 2 8248 3757 craig@honner.com.au

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Janus Henderson
GROUP PLC

Past performance is no guarantee of future results. Investing involves risk, including the possible loss of principal and fluctuation of value.

Forward-looking information

This presentation includes statements concerning potential future events involving Janus Henderson Group plc that could differ materially from the events that actually occur. The differences could be caused by a number of factors, including those factors identified in Janus Henderson Group's Annual Report on Form 10-K for the fiscal year ended 31 December 2021 and the Company's other filings and furnishings with the Securities and Exchange Commission (Commission file no. 001-38103), including those that appear under headings such as 'Risk Factors' and 'Management's Discussion and Analysis of Financial Condition and Results of Operations'. Many of these factors are beyond the control of the Company and its management. Any forward-looking statements contained in this presentation are as of the date on which such statements were made. The Company assumes no duty to update them, even if experience, unexpected events, or future changes make it clear that any projected results expressed or implied therein will not be realised. Annualised, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

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The information, statements and opinions contained in this presentation do not constitute a public offer under any applicable legislation or an offer to sell or solicitation of any offer to buy any securities or financial instruments or any advice or recommendation with respect to such securities or other financial instruments.

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Please consider the charges, risks, expenses and investment objectives carefully before investing. For a US fund prospectus or, if available, a summary prospectus containing this and other information, please contact your investment professional or call 800.668.0434. Read it carefully before you invest or send money.

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